                                                                    EXHIBIT 99.2




                            ASSET PURCHASE AGREEMENT




                                    BETWEEN


                           PATTERSON DRILLING COMPANY


                                      AND


                         CIRCLE R DRILLING, LTD. 1981-A

                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
ARTICLE I

                                                    THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.1  The Asset Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.2  Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.3  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II

                                          REPRESENTATIONS AND WARRANTIES OF PDC   . . . . . . . . . . . . . . . . . .   2
         SECTION 2.1  Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 2.2  Authority; Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE III

                                        REPRESENTATIONS AND WARRANTIES OF CIRCLE R  . . . . . . . . . . . . . . . . .   2
         SECTION 3.1  Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 3.2  Authority; Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 3.3  Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         SECTION 3.4  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         SECTION 3.5  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         SECTION 3.6  General Partner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         SECTION 3.7  LIMITATIONS ON REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE IV

ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.1  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.2  Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.3  PDC Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.4  Circle R, CRD and Terry Pat Reynolds Indemnification  . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.5  Notice of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE V

                                        CONDITIONS PRECEDENT TO THE ASSET PURCHASE  . . . . . . . . . . . . . . . . .   6
         SECTION 5.1  Conditions to Each Party's Obligation to Effect the Asset Purchase  . . . . . . . . . . . . . .   6

         SECTION 5.2  Conditions to Obligation of Circle R to Effect the Asset Purchase . . . . . . . . . . . . . . .   6
         SECTION 5.3  Conditions to Obligations of PDC to Effect the Asset Purchase . . . . . . . . . . . . . . . . .   7

ARTICLE VI

                                                    GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . .   8
         SECTION 6.1  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         SECTION 6.2  Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.3  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.4  Entire Agreement; No Third-Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.5  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.6  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.7  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.8  Enforcement of This Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11


ANNEX 1          Description of Drilling Rig and Equipment
EXHIBIT A(I)     Non-Competition Agreement of Circle R Drilling, Ltd. 1981-A
EXHIBIT A(II)    Non-Competition Agreement of Circle R Drilling, Inc.
EXHIBIT A(III)   Non-Competition Agreement of Terry Pat Reynolds
EXHIBIT A(IV)    Non-Competition Agreement of Reynolds Drilling Co., Inc.
EXHIBIT B        Bill of Sale and Assignment

                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT, dated November __, 1997 (this "Agreement"), among PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation and a wholly-owned subsidiary of Patterson Energy, Inc. ("PEC"), and CIRCLE R DRILLING, LTD. 1981-A, a Louisiana limited partnership ("Circle R").


                                  WITNESSETH:

         WHEREAS, Circle R owns one drilling rig and related drilling equipment (collectively, the "Drilling Rig and Equipment"), all as more particularly described on Annex 1;

         WHEREAS, PDC desires to purchase, and Circle R desires to sell, all of Circle R's right, title and interest in the Drilling Rig and Equipment (the "Asset Purchase") for the consideration set forth and provided for herein; and

         WHEREAS, PDC, on the one hand, and Circle R, on the other, desire to make certain representations, warranties and agreements in connection with the Asset Purchase.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:


                                   ARTICLE I

                               THE ASSET PURCHASE

         SECTION 1.1 The Asset Purchase. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.3 below) provided herein, PDC shall purchase from Circle R and Circle R shall sell to PDC, all of Circle R's right, title and interest in and to the Drilling Rig and Equipment.

         SECTION 1.2 Purchase Price. PDC agrees to pay to Circle R at the Closing a total of $1,460,000 cash (the "Purchase Price") for all of Circle R's right, title and interest in and to the Drilling Rig and Equipment.

         SECTION 1.3 Closing. The closing of the Asset Purchase (the "Closing") shall take place at 9:00 a.m., local time, on the date of this Agreement at the offices of PEC in Snyder, Texas or at such other time and place as PDC and Circle R shall agree.

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF PDC

         PDC represents and warrants to Circle R as follows:

         SECTION 2.1 Organization, Standing and Power. PDC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted.

         SECTION 2.2 Authority; Non-Contravention. PDC has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. The execution and delivery by PDC of this Agreement and the consummation by PDC of the Asset Purchase have been duly authorized by all necessary corporate action on the part of PDC. This Agreement has been duly executed and delivered by PDC and (assuming the valid authorization, execution and delivery of this Agreement by Circle R) constitutes a valid and binding obligation of PDC enforceable against PDC in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Agency") is required by or with respect to PDC in connection with the execution and delivery of this Agreement by PDC or is necessary for the consummation by PDC of the Asset Purchase and the other transactions contemplated by this Agreement.


                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF CIRCLE R

         Circle R represents and warrants to PDC as follows:

         SECTION 3.1 Organization, Standing and Power. Circle R is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Louisiana and has the requisite power and authority to carry on its business as now being conducted.

         SECTION 3.2 Authority; Non-Contravention. Circle R has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by Circle R and (assuming the valid authorization, execution and delivery of this Agreement by PDC) constitutes a valid and binding obligation of Circle R enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation which will have an adverse effect on the Drilling Rig and Equipment or the ownership or operation thereof by PDC after the Closing under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Circle R under, any provision of (i) the Certificate of Limited Partnership or Agreement of Limited Partnership of Circle R (true and complete copies of which, as of the date hereof, have been delivered to PDC), (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Circle R or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Circle R or any of its respective properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Circle R in connection with the execution and delivery of this Agreement by Circle R or is necessary for the consummation by Circle R of the Asset Purchase and the other transactions contemplated by this Agreement.

         SECTION 3.3 Title. Set forth in Annex 1 is a description of the Drilling Rig and Equipment, which description is accurate and complete in all material respects. Circle R has good title to a 100% interest in the Drilling Rig and Equipment, subject to no Liens except for (i) Liens for taxes not yet delinquent or the validity of which is being contested in good faith, and (ii) any Liens arising by operation of law securing obligations not yet overdue. For purposes of this Agreement "Liens" means liens, mortgages, pledges, security interests, encumbrances, claims or charges of any kind.

         SECTION 3.4 Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Circle R, threatened against Circle R or Circle D Drilling, Inc. ("CRD"), the General Partner of Circle R, at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

         SECTION 3.5 Brokers. No broker, investment banker or other person (other than Jerry Bailey, the fees and expenses of which will be paid by Circle
R) is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Circle R.

         SECTION 3.6 General Partner. Circle R Drilling, Inc. is the sole General Partner of Circle R; Circle R. Drilling, Inc. is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has the power and authority to carry on its business as now being conducted.

         SECTION 3.7 LIMITATIONS ON REPRESENTATIONS AND WARRANTIES. THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS AGREEMENT. THE

EXPRESS REPRESENTATIONS AND WARRANTIES OF CIRCLE R CONTAINED IN THIS ARTICLE III ARE EXCLUSIVE AND ARE IN LIEU OF, AND CIRCLE R EXPRESSLY DISCLAIMS AND NEGATES AND PDC HEREBY WAIVES, ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE. AS EXAMPLES AND FOR THE AVOIDANCE OF DOUBT, BUT WITHOUT LIMITATION OF THE FOREGOING, THE DRILLING RIG AND EQUIPMENT SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE (OTHER THAN, AND WITHOUT LIMITING IN ANY MANNER OR TO ANY EXTENT, THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE III), WITH RESPECT TO: (A) THE QUALITY, CONDITION, WEIGHT, SERVICEABILITY, CONFORMITY TO SAMPLES OF MODELS OR ANY OTHER ASPECT OF ANY PORTION OF THE DRILLING RIG AND EQUIPMENT, ALL OF WHICH SHALL BE CONVEYED TO PURCHASER AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN ITS PRESENT CONDITION AND STATE OF REPAIR AND WITHOUT ANY WARRANTIES WHATSOEVER OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE; (B) THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, OR INFORMATION OF MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO PDC IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE OR DISPOSAL OF HAZARDOUS SUBSTANCES OR NATURALLY OCCURRING RADIOACTIVE MATERIALS; (C) THE COMPLETENESS OR ACCURACY OF INFORMATION CONTAINED IN ANY MATERIALS FURNISHED OR MADE AVAILABLE TO PDC BY CIRCLE R OR BY CIRCLE R'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY, IT BEING AGREED BY PDC THAT ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO PDC HAVE BEEN AND WILL BE PROVIDED TO PDC AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST CIRCLE R AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT PDC'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW; (D) THE OPERATION OF THE DRILLING RIG AND EQUIPMENT OR ANY PART THEREOF; AND (E) ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY. PURCHASER ACKNOWLEDGES THAT THIS WAIVER IS CONSPICUOUS.


                                   ARTICLE IV

                             ADDITIONAL AGREEMENTS

         SECTION 4.1 Fees and Expenses. All costs and expenses incurred by PDC in connection with this Agreement and the transactions contemplated hereby shall be paid by PDC; such costs and expenses incurred by Circle R shall be paid by Circle R.

         SECTION 4.2 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Asset Purchase and the other transactions contemplated by this Agreement and the prompt satisfaction of the conditions hereto.

         SECTION 4.3 PDC Indemnification. On or after the date of Closing, PDC shall indemnify and hold Circle R and CRD harmless against and in respect of all actions, suits, demands, judgments, costs and expenses (including reasonable attorneys' fees of Circle R and CRD), relating to any misrepresentation, breach of any representation or warranty or non-fulfillment of any agreement on the part of PDC contained in this Agreement. The indemnification provided for in this Section 4.3 shall terminate and be of no further force and effect one year from the date of Closing, except as to any representation or warranty as to which a written notice of claim for indemnification has been given to PDC prior to the expiration of such one-year period.

         SECTION 4.4 Circle R, CRD and Terry Pat Reynolds Indemnification. On and after the date of Closing, Circle R, CRD, and Terry Pat Reynolds ("T. Reynolds"), a principal stockholder of Reynolds Drilling Company, Inc., the majority stockholder of CRD, shall jointly and severally indemnify and hold PEC and PDC harmless against and in respect of all actions, suits, demands, judgments, costs and expenses (including reasonable attorneys' fees of PEC or PDC), relating to any misrepresentation, breach of any representation or warranty or non-fulfillment of any agreement on the part of Circle R contained in this Agreement. The indemnification provided for in this Section 4.4 shall terminate and be of no further force and effect one year from the date of the Closing, except as to any representation or warranty as to which a written notice of claim for indemnification has been given to Circle R, CRD, and T. Reynolds prior to the expiration of such one-year period.

         SECTION 4.5 Notice of Claim. Within fifteen (15) days after any party (the "Indemnified Party") becomes aware of facts giving rise to a claim by it for indemnification pursuant to this Article IV, and prior to the expenditure or approval of the expenditure of any funds, such Indemnified Party will provide notice thereof in writing (a "Claim Notice") to the party owing such indemnification (the "Indemnifying Party") specifying the nature and specific basis for such claim and a copy of all papers served with respect to such claim (if any). For purposes of this Section 4.5, receipt by the Indemnified Party of written notice of any demand, assertion, claim, action or proceeding (judicial, administrative or otherwise) by or from any person or entity other than a party to this Agreement or any affiliate thereof which gives rise to a claim on behalf of such party shall constitute becoming aware of facts giving rise to a claim by it and shall require notice within fifteen
(15) days after the receipt of such matter as provided in the first sentence of this Section 4.5. Each Claim Notice shall set forth a reasonable description of the claim based upon the information the Indemnified Party shall then have and shall contain a statement to the effect that the Indemnified Party is making a claim pursuant to, and formal demand for indemnification under, this
Article IV. No party shall be entitled to any indemnification without having first timely delivered a proper Claim Notice.

                                   ARTICLE V

                   CONDITIONS PRECEDENT TO THE ASSET PURCHASE

         SECTION 5.1 Conditions to Each Party's Obligation to Effect the Asset Purchase. The respective obligations of each party to effect the Asset Purchase shall be subject to the fulfillment or waiver (where permissible) at or prior to the Closing of each of the following conditions:

         (a) No Order. No Governmental Entity or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of prohibiting the Asset Purchase or any of the other transactions contemplated hereby; provided that, in the case of any such decree, injunction or other order, each of the parties shall have used reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as practicable any decree, injunction or other order that may be entered.

         SECTION 5.2 Conditions to Obligation of Circle R to Effect the Asset Purchase. The obligation of Circle R to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions; provided that Circle R may waive any of such conditions in its sole discretion:

         (a) Performance of Obligations; Representations and Warranties. PDC shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing and each of the representations and warranties of PDC contained in this Agreement shall be true and correct on and as of the Closing.

         (b) Officers' Certificate. PDC shall have furnished to Circle R a certificate, dated the Closing, signed by the appropriate officers of PDC, certifying to the effect that to the best of the knowledge and belief of PDC, the conditions set forth in Section 5.1 and Section 5.2(a) have been satisfied in full.

         (c) Payment of Purchase Price. PDC shall have made delivery of the Purchase Price as provided in Section 1.2 of this Agreement by wire transfer to the account of Circle R.

         SECTION 5.3 Conditions to Obligations of PDC to Effect the Asset Purchase. The obligations of PDC to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, provided that PDC may waive any such conditions in its sole discretion:

         (a) Performance of Obligations; Representations and Warranties. Circle R shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing and each of the respective representations and warranties of Circle R contained in this Agreement shall be true and correct on and as of the Closing.

                 (b) Officers' Certificate. Circle R shall have furnished to PDC a certificate, dated the Closing, signed by the appropriate officers of CRD as general partner of Circle R, certifying to the effect that to the best of the knowledge and belief of CRD and Circle R, the conditions set forth in
Section 5.1 and Section 5.3(a) have been satisfied.

                 (c) Opinion of Counsel. PDC shall have received an opinion of counsel from Davidson, Nix & Jones, Professional Law Corporation, counsel to Circle R and CRD, dated the Closing, substantially to the effect that:

                 (i) The organization, existence and good standing of Circle R are as stated in this Agreement.

                 (ii) This Agreement has been duly authorized, executed and delivered by Circle R, and (assuming the due and valid authorization, execution and delivery by PDC) constitutes the legal, valid and binding agreement of Circle R enforceable against Circle R in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (iii) The execution and performance by Circle R of this Agreement will not violate the Certificate of Limited Partnership of Circle R and will not violate, result in a breach of, or constitute a default under, any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree known to such counsel to which Circle R is a party or to which it or any of its properties or assets may be bound.

                 (iv) To the knowledge of such counsel, there are no actions, suits or proceedings, pending or threatened against or affecting Circle R or CRD by any Governmental Entity which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

                 (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body which has not been obtained is required on behalf of Circle R for consummation of the transactions contemplated by this Agreement.

                 (vi) Each Non-Competition Agreement between PDC and each of Circle R, CRD, Reynolds Drilling Co., Inc. ("RDC") and Terry Pat Reynolds constitutes the legal, valid and binding agreement of it/him enforceable against it/him in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

In rendering such opinion, counsel for Circle R may rely as to matters of fact upon the representations of officers of Circle R contained in any certificate delivered to such counsel and certificates of public officials.

         (d) Bill of Sale and Assignment. Circle R shall have executed and delivered the Bill of Sale and Assignment covering the Drilling Rig and Equipment in the form attached hereto as Exhibit A.

         (e) Non-Competition Agreements. A Non-Competition Agreement in the respective forms attached hereto as Exhibits A(I), A(II), A(III) or A(IV) shall have been executed and delivered by Circle R, CRD, RDC and Terry Pat Reynolds, as the case may be.


                                   ARTICLE VI

                               GENERAL PROVISIONS

         SECTION 6.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)     If to PDC, to:

                        Patterson Energy, Inc.
                        4510 Lamesa Highway
                        P.O. Drawer 1416
                        Snyder, Texas   79549
                        Telecopier No.:  (915) 573-0281

                        Attention:   A. Glenn Patterson
                                     President and Chief Operating Officer

         with copies to:

                        Thomas H. Maxfield, Esq.
                        Baker & Hostetler LLP
                        303 East 17th Avenue, Suite 1100
                        Denver, Colorado   80203-1264
                        Telecopier No.:  (303) 861-2307

         (b)     if to Circle R, to:

                        Terry Pat Reynolds
                        Circle R Drilling, Ltd. 1981-A
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 227-0171

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 226-0168

         (c)     if to CRD, to:

                        Terry Pat Reynolds
                        Circle R Drilling, Inc.
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 227-0171

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 226-0168

         (d)     if to RDC, to:

                        Terry Pat Reynolds
                        Reynolds Drilling Co., Inc.
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 227-0171
         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 226-0168

         (e)     if to T. Reynolds, to:

                        Terry Pat Reynolds
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 227-0171

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Telecopier No.:  (318) 226-0168

         SECTION 6.2 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated, and the words "hereof', "herein" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         SECTION 6.3 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         SECTION 6.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement, including the documents and instruments referred to herein, (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties any rights or remedies hereunder; provided, however, that legal counsel for Circle R hereto may rely upon the representations and warranties of Circle R contained herein and in the certificate delivered pursuant to Section 5.3(b).

         SECTION 6.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         SECTION 6.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         SECTION 6.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

         SECTION 6.8 Enforcement of This Agreement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         IN WITNESS WHEREOF, PDC and Circle R have executed this Agreement as of the date first written above.


                                        PDC:

                                        PATTERSON DRILLING COMPANY



                                        By: /s/ A. GLENN PATTERSON
                                           -----------------------------------
                                           A. Glenn Patterson
                                           Chief Operating Officer

Attest:

/s/ JAMES C. BROWN
-----------------------------
James C. Brown, Secretary

                                        CIRCLE R:

                                        CIRCLE R DRILLING, LTD. 1981-A, a
                                        Louisiana limited partnership

                                        By: Circle R Drilling, Inc.,
                                            General Partner



                                            By: /s/ TERRY PAT REYNOLDS
                                               --------------------------------
                                               Terry Pat Reynolds,
                                               Vice President

Attest:

DONNA S. WALSH
--------------------------
Donna S. Walsh, Secretary


         TO INDUCE PATTERSON DRILLING COMPANY TO ENTER INTO THIS ASSET PURCHASE AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE UNDERSIGNED, BEING BENEFICIAL OWNERS OF CIRCLE R, ACCEPT AND AGREE TO BE BOUND BY THE INDEMNIFICATION PROVISIONS OF SECTION 4.4 OF THIS ASSET PURCHASE AGREEMENT.

                                          CIRCLE R DRILLING, INC.


                                          By: /s/ TERRY PAT REYNOLDS
                                             ----------------------------------
                                             Terry Pat Reynolds, Vice President


                                             ----------------------------------
                                             TERRY PAT REYNOLDS

                                    ANNEX 1
                                       TO
                            ASSET PURCHASE AGREEMENT


                   DESCRIPTION OF DRILLING RIG AND EQUIPMENT


A.       Drilling Rig and Equipment.

         The Drilling Rig and Equipment includes the drilling rig, parts and related equipment, including engines, mud pumps, hooks and blocks, derrick, substructure, rotary tables, blow-out prevention equipment, drill bits and all tubular goods on the rig, all of which are listed below, less the parts and related equipment sold or disposed of since August 26, 1997, and plus the parts and related equipment acquired by Circle R since August 26, 1997, in each case in the ordinary course of business, consistent with past practice.

                                 ------------

DRAWWORKS

                 Superior 1000-M Single Drum Drawworks, 1000 HP, LEBUS Grooved f/1 1/4" Line, Makeup & Breakout Catheads, Overrunning Clutch, Air Driller's Console Controls, Crown-O-Matic

COMPOUND

                 SUPERIOR 3-Engine In-Line Compound w/Single-Pedestal Pump Drive, GARDNER-DENVER 2-Stage A/C Belt Drive

BRAKE

                 (2) PARMAC V-80 Single Hydromatic Brakes

ENGINES

                 (3)CAT D-353E TA Diesel Engines, S/Ns-46BO9128 & N/A, Each w/Air Starter, Radiator, Gauges, NATIONAL C- 245-80 Torque Converter; (1) CAT D-353ETA Diesel Engine, S/N 046B07814 located at Darr Equipment Company, Waco, Texas

MAST

                 DRECO 136'H x 22'W Cantilever Mast, 600,000# Static Hook Load, Pin-Type, Crown Block w/(5) Sheaves, Fastline Sheave, 4" Standpipe, Crown Safety Platform, Racking





                                    AX-1 - 1

                 Board, Tong Counterweights, Ladder, Derrick Climber, Mast Stand, Standpipe Manifold w/4" & 2" Gate Valves, OTECO 5000 PSI Pressure Gauge

SUBSTRUCTURE

                 DRECO 18'6"H x 27'W x 50'L Slingshot Substructure w/Rotary Beams, V-Door Ramp, (4) Stairs, Safety Rails, Deadline Anchor, Air Volume Tank, Hydraulic Reservoir, (2) LANTEC Air Winches

PUMP

                 GARDNER-DENVER PZ-9 Triplex Mud Pump, 1000 HP, Forged Steel Fluid End w/Quick-Change Caps, HYDRIL K-20- 1 0000 Pulsation Dampener, Rod Cooling Pump, DEMCO 4" & OTECO 2" Gate Valves, Drive Assembly, Compound- Driven

PUMP

                 WILSON 600 Duplex Mud Pump, 600 HP, 7 1/2" x 14", MATTCO Cast Steel Fluid End w/Quick-Change Caps, CONTINENTAL EMSCO Pulsation Dampener, OTECO 2" Shear Relief Valve, Rod Cooling Pump, OTECO 4" & DEMCO 2" Gate Valves, Drive Assembly, Master Skidded w/Engine

PUMP POWER

                 CAT D-379 TA Diesel Engine, S/N-68BO7069, w/Air Starter, Radiator, Gauges, Torque Converter

ROTATING EQUIPMENT

                 HACKER 27 1/2" x 44 1/2" Rotary Table w/Split Master Bushing

                 GARDNER-DENVER 300-Ton Swivel

                 VARCO Kelly Drive Bushing, Square Drive

                 Lower Kelly Valve

                 Inside BOP

TRAVELING EQUIPMENT

                 GARDNER-DENVER 300-Ton Block/Hook Combination w/(5) 60" Sheaves, 1 1/4" Line, BJ 6150 Unimatic Hook





                                    AX-1 - 2

                 2 1/2" x 102" Elevator Links

WELL CONTROL EQUIPMENT

                 HYDRIL GK-10-5000 5000 PSI Annular Blowout Preventer

                 HYDRIL WP 11" 5000 PSI Double Blowout w/Pipe & Blind Rams

                 24"H x 11"ID Drilling Spool w/4-1/16" Outlets, (2) DEMCO 3-1/16" 5000 PSI & (2) DEMCO 2-1/16" 3000 PSI Gate Valves

                 24"H x 11"D 5000 PSI Spacer Spool

                 KOOMEY T20120 5-Station 120-Gallon Closing Unit, S/N-1 550601,
                 (12) 10-Gallon Accumulator Bottles, Triplex Charging Pump p/b 25 HP Electric Motor, (1) Air-Actuated Hydraulic Charging Pump

                 SHAFFER 5-Station Remote Closing Unit, Mounted on Console

                 5000 PSI Blowout Preventer Choke Manifold, 5-Way Cross w/(2) DEMCO 3-1/16" 5000 PSI & (2) 2-1/16" 3000 PSI Gate Valves,
                 Buffer Chamber, Mounted on Adjustable-Height Skid

RIG HOUSES

                 8'W x 30'L Triaxle Toolpusher's Trailer, Fully Furnished

                 10'W x 24'L Doghouse w/4'L Porch Extension, Round Top, Knowledge Box, Lockers, Bench Storage, Cabinets, Parts Bins, Fluorescent Lights, Heater, Skidded

                 10'W x 38'L Parts/Change House w/Round-Top, Lockers, Bench Storage, Cabinets, Parts Bins, Workbenches, Fluorescent Lights, Heater, Skidded

GENERATORS/UTILITY HOUSE

                 CAT SR-4 320 KW AC Generator Set, SIN-5LA01675, p/b CAT 3412 DITA Diesel

                 Engine, S/N-38509492, w/Air Starter, Radiator, Gauges, Skidded

                 502FDR 320 KW AC Generator Set, S/N-PJ3156691, p/b CAT 3412 DITA Diesel Engine w/Air Starter, Radiator, Gauges, Skidded

                 QUINCY 350 Air Compressor p/b LISTER 2-Cylinder Air-Cooled Diesel Engine, SN-US11078ST2A3110, w/Manual & Electric Starter, Air Volume Tank





                                    AX-1 - 3

                 QUINCY 520 Air Compressor p/b 10 HP Electric Motor

                 SQUARE D Electrical Control Panel w/Switchboard

                 All Above Mounted in 10'W x 38'L Utility House w/Round Top, Fluorescent Lights, Heater, Skidded

MUD SYSTEM

                 10'W x 7H x 36'L Mud Suction Tank w/10'L Covered Porch Extension, (2) Compartments, Round Bottom, Internal Plumbing,
                 (3) DEMCO 6" x 8" Centrifugal Pumps, Each p/b 50 HP Electric Motor, (2) 7 1/2 HP Mud Agitators, Each p/b Electric Motor, Mud Hopper, Top-Mounted Walkways, Stairs, Safety Rails, Skidded

                 10'W x 7'H x 40'L Mud Shaker Tank w/(2) 4'L Covered Porch Extensions, (3) Compartments, Round Bottom, Internal Plumbing,
                 (2) DEMCO 6" x 8" Centrifugal Pumps, Each p/b 50 HP Electric Motor, (2) 7 1/2 HP Mud Agitators, Each p/b Electric Motor, Top-Mounted, Walkways, Stairs, Safety Rails, Skidded

                 FLUID SYSTEMS High Speed Linear Screen Vibrating Shale Shaker p/b 5 HP Electric Motor

                 DEMCO Desander w/12" Cone

                 DEMCO Desilter w/(1) 6" Cones

WATER/FUEL TANKS

                 10'Dia x 30'L Water Tank, Skidded

                 10'W x 8'H x 30'L Fuel Tank, Skidded w/Fuel Pump & Filter p/b
                 (2) 1 HP Electric Motors, Mounted on Stand

                 7'10"W x 3'H x 5'L 3-Compartment Lubester

HANDLING TOOLS

                 INGERSOLL-RAND Pneumatic Pipe Spinner

                 BJ Type B Rotary Tongs w/Extra Heads

                 BJ 3 3/8" BN to 5 1/2" BN 250-Ton Center Latch Pipe Elevators

                 BJ Type A 6 3/4" SS 250-Ton Center Latch Drill Collar
                 Elevators





                                    AX-1 - 4

                 WOOLLEY DU Long 4 1/2" Drill Pipe Slips

                 8" Drill Collar Slips

                 6 1/4" Drill Collar Slips

                 Approximately (1) Drill Collar Lift Subs

                 INGERSOLL-RAND HUL-RO 9000 PSI Capacity Air Hoist,
                 S/N-RSH11417

                 Mud Bucket

AUXILIARY EQUIPMENT

                 MARTIN DECKER E 600,000# Capacity Weight Indicator w/Pump Pressure, Tong Line Pull & RPM Gauges, Console-Mounted

                 3 1/2"ID x 55'L Rotary Hose

                 (2)6"ID x 5'L & 8'L Suction Hoses w/Pipe

                 (2) 3 1/2"ID x 10'L Vibrator Hoses

                 42"H x 5'W x 60'L 2-Section Catwalk w/Steel Deck Steps

                 60"H x 8"W x 25'L Junk Box w/15'L Covered Porch f/Closing Unit

                 MATHEY RET Hydraulic/Electric Wireline Measuring Device, S/N-633, w/.092" Measuring Line

                 Rathole & Mousehole

                 Fluorescent Rig Lights w/Wiring

                 Approximately 6000' of 1 1/4" Drill Line w/Spool Stand

                 BEAR Automatic Driller

                 (4) Sets of 42"H x 28'L Triangular Pipe Rack

                 Miscellaneous Spare Parts, Hand Tools, Valves, Fire Extinguishers, Etc.





                                    AX-1 - 5

DRILL PIPE

                 12,000' (400 Joints) 4 1/2", Grade E, 16.60#, Range 2 Drill
                 Pipe w/4 1/2"XH, BN, HB Tool Joints, 5- 15/16" to 6"OD, PC

DRILL COLLARS

                 (24) 6 1/8"OD to 6 1/2"OD x 2"ID x 30'L Slick Drill Collars w/4 1/2"XH Connections, HB, Recessed





                                    AX-1 - 6

                                                                    EXHIBIT A(I)


                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT


         THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and CIRCLE R DRILLING, LTD. 1981-A, a Louisiana limited partnership ("Circle R").


                                   RECITALS:


         A. Simultaneously with the execution of this Agreement, PDC and Circle R have entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), providing for, among other things, the purchase by PDC of the drilling rig and related equipment owned by Circle R.

         B. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1.      Period of Agreement.

         The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2000 (the "Non-Compete Period").

         2.      Covenant Not to Compete.

         (a) Circle R covenants and agrees that during the Non-Compete Period, Circle R shall not, without the prior written consent of PDC, directly or indirectly, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in providing contract drilling rig services to the oil and gas industry within Texas Railroad Commission Districts 1, 2, 3, 4, 5 and 6 in the State of Texas (the "Competitive Business"); provided, however, that Circle R may (i) invest and/or engage in any business that





                                  EXH A(I) - 1

                                                                    EXHIBIT A(I)


routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which Circle R is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which Circle R is in breach of the terms of this Section.

         (b) It is understood by and between the parties hereto that the foregoing covenant by Circle R not to enter into competition with PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of Circle R to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and Circle R have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. Circle R agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic hardship on Circle R.

         3.      Restrictions on Soliciting Business of PDC.

         Circle R further covenants and agrees that during the Non-Compete Period, Circle R will not, either for itself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

         (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing; or

         (b) Engage in any act which would interfere with or harm any business relationship PDC has with any employee or (with respect to PDC's contract oil and gas well drilling business) with any customer, lessor, principal or supplier.





                                  EXH A(I) - 2

                                                                    EXHIBIT A(I)


         4.      Specific Performance.

         Without intending to limit the remedies available to PDC, Circle R acknowledges that PDC will have no adequate remedies at law if Circle R violates the terms of Sections 2 or 3, hereof. In such event, Circle R agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from Circle R.

         The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

         5.      Attorneys Fees and Costs.

         If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

         6.      Representations and Warranties of PDC and Circle R.

         (a) Representations and Warranties of PDC. PDC hereby represents and warrants to Circle R that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC;
(iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

         (b) Representations and Warranties of Circle R. Circle R hereby represents and warrants to PDC that: (i) Circle R has the capacity and power to enter into and perform obligations of Circle R under this Agreement; (ii) Circle R has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of Circle R hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of Circle R.

         7.      General Provisions.

         (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.





                                  EXH A(I) - 3

                                                                    EXHIBIT A(I)



         (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Louisiana without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

         (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

         (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

         (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to another subsidiary of PEC without the prior written consent of Circle R, and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 7(e).

         (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

         (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid





                                  EXH A(I) - 4

                                                                    EXHIBIT A(I)


provision that approximates the intent and economic effect of the invalid provision as closely as possible.

         (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

         To PDC:        Patterson Drilling Company
                        4510 Lamesa Highway
                        P.O. Drawer 1410
                        Snyder, Texas  79550
                        Facsimile:  (915) 573-0281
                        Attention:  A. Glenn Patterson
                                    President and Chief Operating Officer

         To Circle R:   Circle R Drilling, Ltd. 1981-A
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 227-0171
                        Attention:  Terry Pat Reynolds

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 226-0168





                                  EXH A(I) - 5

                                                                    EXHIBIT A(I)


         (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.

                                                "PDC"

                                                PATTERSON DRILLING COMPANY


                                                By:
                                                   ----------------------------
                                                   James C. Brown
                                                   Vice President-Finance


                                                "Circle R"

                                                CIRCLE R DRILLING, LTD. 1981-A

                                                By: Circle R Drilling, Inc.,
                                                    General Partner



                                                    By:
                                                       ------------------------
                                                       Terry Pat Reynolds,
                                                       Vice President





                                  EXH A(I) - 6

                                                                   EXHIBIT A(II)


                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT



         THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and CIRCLE R DRILLING, INC., a Louisiana corporation ("CRD").


                                   RECITALS:

         A. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and CIRCLE R DRILLING, LTD. 1981-A ("Circle R"), providing for, among other things, the purchase by PDC of the drilling rig and related equipment owned by Circle R.

         B.      CRD is the sole general partner of Circle R.

         C. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1.      Period of Agreement.

         The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2000 (the "Non-Compete Period").

         2.      Covenant Not to Compete.

         (a) CRD covenants and agrees that during the Non-Compete Period, CRD shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in providing contract drilling rig services to the oil and gas industry within Texas Railroad Commission Districts 1, 2, 3, 4, 5 and 6 in the State of Texas (the "Competitive Business"); provided, however, that CRD may (i) invest and/or engage in any business that routinely provides third-party





                                 EXH A(II) - 1
services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which CRD is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which CRD is in breach of the terms of this Section.

         (b) It is understood by and between the parties hereto that the foregoing covenant by CRD not to enter into competition with PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of CRD to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and CRD have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. CRD agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on CRD.

         3.      Restrictions on Soliciting Business of PDC.

         CRD further covenants and agrees that during the Non-Compete Period, CRD will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

         (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing; or

         (b) Engage in any act which would interfere with or harm any business relationship PDC has with any employee or (with respect to PDC's contract oil and gas well drilling business) with any customer, lessor, principal or supplier.

         4.      Specific Performance.

         Without intending to limit the remedies available to PDC, CRD acknowledges that PDC will have no adequate remedies at law if CRD violates the terms of Section 2 or 3, hereof. In such event, CRD agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement





                                 EXH A(II) - 2
or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from CRD.

         The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

         5.      Attorneys Fees and Costs.

         If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

         6.      Representations and Warranties of PDC and CRD.

         (a) Representations and Warranties of PDC. PDC hereby represents and warrants to CRD that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC;
(iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

         (b) Representations and Warranties of CRD. CRD hereby represents and warrants to PDC that: (i) CRD has the capacity and power to enter into and perform obligations of CRD under this Agreement; (ii) CRD has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of CRD hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of CRD.

         7.      General Provisions.

         (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

         (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Louisiana without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

         (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are





                                 EXH A(II) - 3
unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

         (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

         (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to another subsidiary of PEC without the prior written consent of CRD, and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 7(e).

         (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

         (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

         (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon





                                 EXH A(II) - 4
the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

         To PDC:        Patterson Drilling Company
                        4510 Lamesa Highway
                        P.O. Drawer 1410
                        Snyder, Texas   79550
                        Facsimile:  (915) 573-0281
                        Attention:   A. Glenn Patterson
                                     President and Chief Operating Officer

         To CRD:        Circle R Drilling, Inc.
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 227-0171
                        Attention:  Terry Pat Reynolds

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 226-0168


         8. Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                 EXH A(II) - 5

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.


                                          "PDC"

                                          PATTERSON DRILLING COMPANY



                                          By:
                                             ---------------------------------
                                             James C. Brown
                                             Vice President-Finance


                                          "CRD"

                                          CIRCLE R DRILLING, INC.


                                          By:
                                             ---------------------------------
                                             Terry Pat Reynolds, Vice President





                                 EXH A(II) - 6

                                                                  EXHIBIT A(III)


                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT


         THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and TERRY PAT REYNOLDS, an individual residing in Shreveport, Louisiana ("T. Reynolds").


                                   RECITALS:

         A. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and CIRCLE R DRILLING, LTD. 1981-A ("Circle R"), providing for, among other things, the purchase by PDC of the drilling rig and related equipment owned by Circle R.

         B. T. Reynolds is an officer, a director and a principal stockholder of Reynolds Drilling Company, Inc., the majority stockholder of Circle R Drilling, Inc., general partner of Circle R.

         C. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1.      Period of Agreement.

         The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2000 (the "Non-Compete Period").

         2.      Covenant Not to Compete.

         (a) T Reynolds covenants and agrees that during the Non-Compete Period, T Reynolds shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in providing contract drilling rig services to the oil and gas





                                 EXH A(III) - 1
industry within Texas Railroad Commission Districts 1, 2, 3, 4, 5, and 6 of the State of Texas (the "Competitive Business"); provided, however, that T. Reynolds may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which T. Reynolds is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which T. Reynolds is in breach of the terms of this Section.

         (b) It is understood by and between the parties hereto that the foregoing covenant by T. Reynolds not to enter into competition with PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of T. Reynolds to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and T. Reynolds have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. T. Reynolds agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on T. Reynolds.

         3.      Restrictions on Soliciting Business of PDC.

         T. Reynolds further covenants and agrees that during the Non-Compete Period, T. Reynolds will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

         (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing; or

         (b) Engage in any act which would interfere with or harm any business relationship PDC has with any employee or (with respect to PDC's contract oil and gas well drilling business) with any customer, lessor, principal or supplier.





                                 EXH A(III) - 2

         4.      Specific Performance.

         Without intending to limit the remedies available to PDC, T. Reynolds acknowledges that PDC will have no adequate remedies at law if T. Reynolds violates the terms of Section 2 or 3, hereof. In such event, T. Reynolds agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from T. Reynolds.

         The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

         5.      Attorneys Fees and Costs.

         If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

         6.      Representations and Warranties of PDC and T. Reynolds.

         (a) Representations and Warranties of PDC. PDC hereby represents and warrants to T. Reynolds that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

         (b) Representations and Warranties of T. Reynolds. T. Reynolds hereby represents and warrants to PDC that: (i) T. Reynolds has the capacity and power to enter into and perform obligations of T. Reynolds under this Agreement; (ii) T. Reynolds has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of T. Reynolds hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of T. Reynolds.

         7.      General Provisions.

         (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.





                                 EXH A(III) - 3

         (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Louisiana without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

         (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

         (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

         (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to a subsidiary of PEC without the prior written consent of T. Reynolds and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 7(e).

         (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

         (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.





                                 EXH A(III) - 4

         (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

         To PDC:

                        Patterson Drilling Company
                        4510 Lamesa Highway
                        P.O. Drawer 1410
                        Snyder, Texas   79550
                        Facsimile:  (915) 573-0281
                        Attention:   A. Glenn Patterson
                                     President and Chief Operating Officer

         To T. Reynolds:

                        Terry Pat Reynolds
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 227-0171

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 226-0168

         8. Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                 EXH A(III) - 5

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.


                                        "PDC"

                                        PATTERSON DRILLING COMPANY



                                        By:
                                           -----------------------------------
                                           James C. Brown
                                           Vice President-Finance


                                        "T. Reynolds"




                                        --------------------------------------
                                        Terry Pat Reynolds





                                 EXH A(III) - 6

                                                                   EXHIBIT A(IV)


                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT


         THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and REYNOLDS DRILLING CO., INC., a Louisiana corporation ("RDC").


                                   RECITALS:

         A. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and CIRCLE R DRILLING, LTD. 1981-A ("Circle R"), providing for, among other things, the purchase by PDC of the drilling rig and related equipment, rolling stock and office equipment owned by Circle R.

         B.      RDC is the majority stockholder of CRD.

         C. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1.      Period of Agreement.

         The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2000 (the "Non-Compete Period").

         2.      Covenant Not to Compete.

         (a) RDC covenants and agrees that during the Non-Compete Period, RDC shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in providing contract drilling rig services to the oil and gas industry within Texas Railroad Commission Districts 1, 2, 3, 4, 5, and 6 of the State of Texas (the "Competitive Business");





                                 EXH A(IV) - 1
provided, however, that RDC may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which RDC is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which RDC is in breach of the terms of this Section.

         (b) It is understood by and between the parties hereto that the foregoing covenant by RDC not to enter into competition with PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of RDC to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and RDC have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. RDC agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on RDC.

         3.      Restrictions on Soliciting Business of PDC.

         RDC further covenants and agrees that during the Non-Compete Period, RDC will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

         (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing; or

         (b) Engage in any act which would interfere with or harm any business relationship PDC has with any employee or (with respect to PDC's contract oil and gas well drilling business) with any customer, lessor, principal or supplier.

         4.      Specific Performance.

         Without intending to limit the remedies available to PDC, RDC acknowledges that PDC will have no adequate remedies at law if RDC violates the terms of Section 2 or 3, hereof. In





                                 EXH A(IV) - 2
such event, RDC agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from RDC.

         The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

         5.      Attorneys Fees and Costs.

         If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

         6.      Representations and Warranties of PDC and RDC.

         (a) Representations and Warranties of PDC. PDC hereby represents and warrants to RDC that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC;
(iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

         (b) Representations and Warranties of RDC. RDC hereby represents and warrants to PDC that: (i) RDC has the capacity and power to enter into and perform obligations of RDC under this Agreement; (ii) RDC has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of RDC hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of RDC.

         7.      General Provisions.

         (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

         (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Louisiana without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.





                                 EXH A(IV) - 3

         (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

         (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

         (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to a subsidiary of PEC without the prior written consent of RDC and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 7(e).

         (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

         (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

         (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice.





                                 EXH A(IV) - 4

Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

         To PDC:

                        Patterson Drilling Company
                        4510 Lamesa Highway
                        P.O. Drawer 1410
                        Snyder, Texas   79550
                        Facsimile:  (915) 573-0281
                        Attention:  A. Glenn Patterson
                                    President and Chief Operating Officer

         To RDC:

                        Reynolds Drilling Co., Inc.
                        Terry Pat Reynolds
                        515 Spring Street
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 227-0171

         with copies to:

                        Ernest Nix, Esq.
                        Davidson, Nix & Jones
                        Professional Law Corporation
                        509 Market Street, Suite 800
                        Shreveport, Louisiana   71101
                        Facsimile:  (318) 226-0168

         8. Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                 EXH A(IV) - 5

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.


                                        "PDC"

                                        PATTERSON DRILLING COMPANY



                                        By:
                                           ----------------------------------
                                           James C. Brown
                                           Vice President-Finance


                                        "RDC"

                                        REYNOLDS DRILLING CO., INC.


                                        By:
                                           ----------------------------------
                                           Terry Pat Reynolds
                                           Vice President





                                 EXH A(IV) - 6

                                                                       EXHIBIT B


                          BILL OF SALE AND ASSIGNMENT


         KNOW ALL MEN BY THESE PRESENTS, that, pursuant to that certain Asset Purchase Agreement, dated of even date herewith ("Asset Purchase Agreement") between PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation, and CIRCLE R DRILLING, LTD. 1981-A ("Circle R"), a Louisiana limited partnership (Circle R is referred to herein as the "Assignor"), the Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys and transfers unto PDC (the "Assignee"), all of the Assignor's right, title and interest in and to the Drilling Rig and Equipment (as defined in the Asset Purchase Agreement) set forth in Appendix I attached hereto and incorporated herein by this reference.

         TO HAVE AND TO HOLD the same unto the Assignee and the Assignee's successors and assigns forever. The Assignor hereby covenants and agrees that it has the full right, power and authority to sell, convey and transfer the foregoing property to the Assignee pursuant to this Bill of Sale and Assignment.

CIRCLE R MAKES THIS ASSIGNMENT AND BILL OF SALE WITHOUT ANY REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE EXCEPT AS MAY BE SPECIFICALLY CONTAINED HEREIN OR IN THE ASSET PURCHASE AGREEMENT. AS EXAMPLES AND FOR THE AVOIDANCE OF DOUBT, BUT WITHOUT LIMITATION OF THE FOREGOING, THE DRILLING RIG AND EQUIPMENT SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE (OTHER THAN, AND WITHOUT LIMITING IN ANY MANNER OR TO ANY EXTENT, THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE ASSET PURCHASE AGREEMENT), WITH RESPECT TO THE QUALITY, CONDITION, WEIGHT, SERVICEABILITY, CONFORMITY TO SAMPLES OF MODELS OR ANY OTHER ASPECT OF ANY PART, COMPONENT OR PORTION OF THE DRILLING RIG AND EQUIPMENT, ALL OF WHICH IS CONVEYED TO PDC AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN ITS PRESENT CONDITION AND STATE OF REPAIR AND WITHOUT ANY WARRANTIES WHATSOEVER OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY. PDC ACKNOWLEDGES THAT THIS WAIVER IS CONSPICUOUS.





                                   EXH B - 1

         IN WITNESS WHEREOF, the Assignor has caused this Bill of Sale and Assignment to be duly executed by its duly authorized officer as of the ____ day of November, 1997.

                                CIRCLE R DRILLING, LTD. 1981-A
                                Its General Partner

                                By: CIRCLE R DRILLING, INC.
                                    Its General Partner


                                    By:
                                       ---------------------------------
                                       Terry Pat Reynolds
                                       Vice President





                                   EXH B - 2

                                   APPENDIX I
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                         CIRCLE R DRILLING, LTD. 1981-A
                                       TO
                           PATTERSON DRILLING COMPANY
                           (List of Assets Assigned)




A.       Drilling Rig and Equipment

         The Drilling Rig and Equipment includes the drilling rig, parts and related equipment, including engines, mud pumps, hooks and blocks, derrick, substructure, rotary tables, blow-out prevention equipment, drill bits and all tubular goods on the rig, all of which are listed below, less the parts and related equipment sold or disposed of since August 26, 1997, and plus the parts and related equipment acquired by Circle R since August 26, 1997, in each case in the ordinary course of business, consistent with past practice.

                                --------------

DRAWWORKS

                 Superior 1000-M Single Drum Drawworks, 1000 HP, LEBUS Grooved f/1 1/4" Line, Makeup & Breakout Catheads, Overrunning Clutch, Air Driller's Console Controls, Crown-O-Matic

COMPOUND

                 SUPERIOR 3-Engine In-Line Compound w/Single-Pedestal Pump Drive, GARDNER-DENVER 2-Stage A/C Belt Drive

BRAKE

                 (2) PARMAC V-80 Single Hydromatic Brakes

ENGINES

                 (3)CAT D-353E TA Diesel Engines, S/Ns-46BO9128 & N/A, Each w/Air Starter, Radiator, Gauges, NATIONAL C- 245-80 Torque Converter; (1) CAT D-353ETA Diesel Engine, S/N 046B07814 located at Darr Equipment Company, Waco, Texas





                                   EXH B - 3

MAST

                 DRECO 136'H x 22'W Cantilever Mast, 600,000# Static Hook Load, Pin-Type, Crown Block w/(5) Sheaves, Fastline Sheave, 4" Standpipe, Crown Safety Platform, Racking Board, Tong Counterweights, Ladder, Derrick Climber, Mast Stand, Standpipe Manifold w/4" & 2" Gate Valves, OTECO 5000 PSI Pressure Gauge

SUBSTRUCTURE

                 DRECO 18'6"H x 27'W x 50'L Slingshot Substructure w/Rotary Beams, V-Door Ramp, (4) Stairs, Safety Rails, Deadline Anchor, Air Volume Tank, Hydraulic Reservoir, (2) LANTEC Air Winches

PUMP

                 GARDNER-DENVER PZ-9 Triplex Mud Pump, 1000 HP, Forged Steel Fluid End w/Quick-Change Caps, HYDRIL K-20- 1 0000 Pulsation Dampener, Rod Cooling Pump, DEMCO 4" & OTECO 2" Gate Valves, Drive Assembly, Compound- Driven

PUMP

                 WILSON 600 Duplex Mud Pump, 600 HP, 7 1/2" x 14", MATTCO Cast Steel Fluid End w/Quick-Change Caps, CONTINENTAL EMSCO Pulsation Dampener, OTECO 2" Shear Relief Valve, Rod Cooling Pump, OTECO 4" & DEMCO 2" Gate Valves, Drive Assembly, Master Skidded w/Engine

PUMP POWER

                 CAT D-379 TA Diesel Engine, S/N-68BO7069, w/Air Starter, Radiator, Gauges, Torque Converter

ROTATING EQUIPMENT

                 HACKER 27 1/2" x 44 1/2" Rotary Table w/Split Master Bushing

                 GARDNER-DENVER 300-Ton Swivel

                 VARCO Kelly Drive Bushing, Square Drive

                 Lower Kelly Valve

                 Inside BOP





                                   EXH B - 4

TRAVELING EQUIPMENT

                 GARDNER-DENVER 300-Ton Block/Hook Combination w/(5) 60" Sheaves, 1 1/4" Line, BJ 6150 Unimatic Hook

                 2 1/2" x 102" Elevator Links

WELL CONTROL EQUIPMENT

                 HYDRIL GK-10-5000 5000 PSI Annular Blowout Preventer

                 HYDRIL WP 11" 5000 PSI Double Blowout w/Pipe & Blind Rams

                 24"H x 11"ID Drilling Spool w/4-1/16" Outlets, (2) DEMCO 3-1/16" 5000 PSI & (2) DEMCO 2-1/16" 3000 PSI Gate Valves

                 24"H x 11"D 5000 PSI Spacer Spool

                 KOOMEY T20120 5-Station 120-Gallon Closing Unit, S/N-1 550601,
                 (12) 10-Gallon Accumulator Bottles, Triplex Charging Pump p/b 25 HP Electric Motor, (1) Air-Actuated Hydraulic Charging Pump

                 SHAFFER 5-Station Remote Closing Unit, Mounted on Console

                 5000 PSI Blowout Preventer Choke Manifold, 5-Way Cross w/(2) DEMCO 3-1/16" 5000 PSI & (2) 2-1/16" 3000 PSI Gate Valves,
                 Buffer Chamber, Mounted on Adjustable-Height Skid

RIG HOUSES

                 8'W x 30'L Triaxle Toolpusher's Trailer, Fully Furnished

                 10'W x 24'L Doghouse w/4'L Porch Extension, Round Top, Knowledge Box, Lockers, Bench Storage, Cabinets, Parts Bins, Fluorescent Lights, Heater, Skidded

                 10'W x 38'L Parts/Change House w/Round-Top, Lockers, Bench Storage, Cabinets, Parts Bins, Workbenches, Fluorescent Lights, Heater, Skidded

GENERATORS/UTILITY HOUSE

                 CAT SR-4 320 KW AC Generator Set, SIN-5LA01675, p/b CAT 3412 DITA Diesel

                 Engine, S/N-38509492, w/Air Starter, Radiator, Gauges, Skidded





                                   EXH B - 5

                 502FDR 320 KW AC Generator Set, S/N-PJ3156691, p/b CAT 3412 DITA Diesel Engine w/Air Starter, Radiator, Gauges, Skidded

                 QUINCY 350 Air Compressor p/b LISTER 2-Cylinder Air-Cooled Diesel Engine, SN-US11078ST2A3110, w/Manual & Electric Starter, Air Volume Tank

                 QUINCY 520 Air Compressor p/b 10 HP Electric Motor

                 SQUARE D Electrical Control Panel w/Switchboard

                 All Above Mounted in 10'W x 38'L Utility House w/Round Top, Fluorescent Lights, Heater, Skidded

MUD SYSTEM

                 10'W x 7H x 36'L Mud Suction Tank w/10'L Covered Porch Extension, (2) Compartments, Round Bottom, Internal Plumbing,
                 (3) DEMCO 6" x 8" Centrifugal Pumps, Each p/b 50 HP Electric Motor, (2) 7 1/2 HP Mud Agitators, Each p/b Electric Motor, Mud Hopper, Top-Mounted Walkways, Stairs, Safety Rails, Skidded

                 10'W x 7'H x 40'L Mud Shaker Tank w/(2) 4'L Covered Porch Extensions, (3) Compartments, Round Bottom, Internal Plumbing,
                 (2) DEMCO 6" x 8" Centrifugal Pumps, Each p/b 50 HP Electric Motor, (2) 7 1/2 HP Mud Agitators, Each p/b Electric Motor, Top-Mounted, Walkways, Stairs, Safety Rails, Skidded

                 FLUID SYSTEMS High Speed Linear Screen Vibrating Shale Shaker p/b 5 HP Electric Motor

                 DEMCO Desander w/12" Cone

                 DEMCO Desilter w/(1) 6" Cones

WATER/FUEL TANKS

                 10'Dia x 30'L Water Tank, Skidded

                 10'W x 8'H x 30'L Fuel Tank, Skidded w/Fuel Pump & Filter p/b
                 (2) 1 HP Electric Motors, Mounted on Stand

                 7'10"W x 3'H x 5'L 3-Compartment Lubester





                                   EXH B - 6

HANDLING TOOLS

                 INGERSOLL-RAND Pneumatic Pipe Spinner

                 BJ Type B Rotary Tongs w/Extra Heads

                 BJ 3 3/8" BN to 5 1/2" BN 250-Ton Center Latch Pipe Elevators

                 BJ Type A 6 3/4" SS 250-Ton Center Latch Drill Collar
                 Elevators

                 WOOLLEY DU Long 4 1/2" Drill Pipe Slips

                 8" Drill Collar Slips

                 6 1/4" Drill Collar Slips

                 Approximately (1) Drill Collar Lift Subs

                 INGERSOLL-RAND HUL-RO 9000 PSI Capacity Air Hoist,
                 S/N-RSH11417

                 Mud Bucket

AUXILIARY EQUIPMENT

                 MARTIN DECKER E 600,000# Capacity Weight Indicator w/Pump Pressure, Tong Line Pull & RPM Gauges, Console-Mounted

                 3 1/2"ID x 55'L Rotary Hose

                 (2)6"ID x 5'L & 8'L Suction Hoses w/Pipe

                 (2) 3 1/2"ID x 10'L Vibrator Hoses

                 42"H x 5'W x 60'L 2-Section Catwalk w/Steel Deck Steps

                 60"H x 8"W x 25'L Junk Box w/15'L Covered Porch f/Closing Unit

                 MATHEY RET Hydraulic/Electric Wireline Measuring Device, S/N-633, w/.092" Measuring Line

                 Rathole & Mousehole

                 Fluorescent Rig Lights w/Wiring

                 Approximately 6000' of 1 1/4" Drill Line w/Spool Stand





                                   EXH B - 7

                 BEAR Automatic Driller

                 (4) Sets of 42"H x 28'L Triangular Pipe Rack

                 Miscellaneous Spare Parts, Hand Tools, Valves, Fire Extinguishers, Etc.

DRILL PIPE

                 12,000' (400 Joints) 4 1/2", Grade E, 16.60#, Range 2 Drill
                 Pipe w/4 1/2"XH, BN, HB Tool Joints, 5- 15/16" to 6"OD, PC

DRILL COLLARS

                 (24) 6 1/8"OD to 6 1/2"OD x 2"ID x 30'L Slick Drill Collars w/4 1/2"XH Connections, HB, Recessed





                                   EXH B - 8